UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 22, 2015 (October 16, 2015)

New Residential Investment Corp.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

001-35777	45-3449660
(Commission File Number)	(IRS Employer Identification No.)

1345 Avenue of the Americas, 46th Floor New York, New York	10105
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (212) 479-3150

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

Amendment No. 1 to Third Amended and Restated Indenture Supplement

On October 16, 2015, New Residential Investment Corp. (the “Company”), HLSS Servicer Advance Receivables Trust (“HSART”), Deutsche Bank National Trust Company, HLSS Holdings, LLC, Ocwen Loan Servicing, LLC and Credit Suisse AG, New York Branch entered into Amendment No. 1 (the “Amendment”) to the Third Amended and Restated Series 2012-VF3 Indenture Supplement, dated as of August 28, 2015, to the Sixth Amended and Restated Indenture, dated as of January 17, 2014, as amended by Amendment No. 1, dated as of May 5, 2015. A copy of the Amendment is attached to this Current Report on Form 8-K (the “Current Report”) as Exhibit 4.1 and is incorporated by reference herein.

The Amendment provides that, for purposes of the Series 2012-VF3 Notes issued by HSART, the advance rates in respect of the receivables securing the Series 2012-VF3 Notes will equal 0% if the maximum capacity of the Series 2012-VF3 variable funding notes (the “Maximum VFN Principal Balance”) is equal to zero. The effect of Amendment is to cause the failure of the facility’s collateralization requirement (the “Collateral Test”) if any outstanding principal balance on the Series 2012-VF3 Notes remains after the Maximum VFN Principal Balance is reduced to zero. The failure of the Collateral Test on certain testing dates will result in an event of default in respect of all notes issued by HSART.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description

4.1	Amendment No. 1, dated as of October 16, 2015, to Series 2012-VF3 Third Amended and Restated Indenture Supplement, by and among HLSS Servicer Advance Receivables Trust, as issuer, Deutsche Bank National Trust Company, as indenture trustee, calculation agent, paying agent and securities intermediary, HLSS Holdings, LLC, as administrator and as servicer, Ocwen Loan Servicing, LLC, as subservicer and as servicer, New Residential Investment Corp. and Credit Suisse AG, New York Branch, dated as of August 28, 2015, to the Sixth Amended and Restated Indenture, dated as of January 17, 2014, as amended by Amendment No. 1, dated as of May 5, 2015.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEW RESIDENTIAL INVESTMENT CORP.
(Registrant)

/s/ Nicola Santoro, Jr.
Nicola Santoro, Jr.
Chief Financial Officer

Date: October 22, 2015

EXHIBIT INDEX

Exhibit Number	Description

4.1	Amendment No. 1, dated as of October 16, 2015, to Series 2012-VF3 Third Amended and Restated Indenture Supplement, by and among HLSS Servicer Advance Receivables Trust, as issuer, Deutsche Bank National Trust Company, as indenture trustee, calculation agent, paying agent and securities intermediary, HLSS Holdings, LLC, as administrator and as servicer, Ocwen Loan Servicing, LLC, as subservicer and as servicer, New Residential Investment Corp. and Credit Suisse AG, New York Branch, dated as of August 28, 2015, to the Sixth Amended and Restated Indenture, dated as of January 17, 2014, as amended by Amendment No. 1, dated as of May 5, 2015.